UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2018

Twist Bioscience Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-38720	46-205888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

455 Mission Bay Boulevard South

Suite 545

San Francisco, CA 94158

(Address of principal executive offices, including ZIP code)

(800) 719-0671

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01	Regulation FD Disclosure.

Litigation Update

As previously disclosed, Twist Bioscience Corporation (the “Company”) is party to a lawsuit filed on February 3, 2016, against the Company and its Chief Executive Officer, Ms. Emily Leproust, in the Superior Court of California, Santa Clara County (the “Court”) by Agilent Technologies, Inc. (“Agilent”).

On August 22, 2018, Agilent filed a motion for leave to amend its complaint, including to add two individuals as defendants, Dr. Siyuan Chen, a current Twist employee and Ms. Solange Glaize, Twist’s former Chief Financial Officer. On September 12, 2018, Agilent filed a supplemental declaration in support of its motion to amend, which attached a new, proposed Second Amended Complaint that revised certain allegations. On September 28, 2018, Agilent filed a motion for protective order seeking to impose limits on the defendants’ discovery in the case. The defendants opposed both motions.

On December 7, 2018, the Court granted Agilent’s motion to amend its complaint, permitting Agilent to file its Second Amended Complaint. This new complaint adds amended allegations against the Company and Ms. Leproust, and also new claims for breach of contract and trade secret misappropriation against Dr. Chen and Ms. Glaize. However, the Court denied Agilent’s motion for a protective order, and did not set any limits on discovery.

Also, on December 7, 2018, the Court held a case management conference, and set trial to start on February 24, 2020.

The Company and Ms. Leproust continue to believe that they have substantial and meritorious defenses to Agilent’s claims and intend to vigorously defend their position, including through the trial and appellate stages, if necessary. The outcome of any litigation, however, is inherently uncertain and there can be no assurance that the outcome of the case or the costs of litigation, regardless of outcome, will not have a material adverse effect on the Company’s business.

The Company posted a statement regarding the litigation update on the investor relations section of its website. A copy of the statement is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference. The Company intends to use the investor relations section of its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s website in addition to its press releases, SEC filings, and investor conference calls and webcasts.

By furnishing this Current Report on Form 8-K, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Company Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2018	Twist Bioscience Corporation

/s/ Mark Daniels
Mark Daniels
Senior Vice President, Chief Legal Officer, Chief Ethics and Compliance Officer, and Secretary